UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2026

Blue Owl Capital Corporation II

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01219	47-5416332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On April 14, 2026, the Board of Directors of Blue Owl Capital Corporation II (“OBDC II” or the “Company”) declared a return of capital distribution of $0.42 per share to all shareholders for the second quarter. This distribution is funded by proceeds from ordinary-course portfolio repayment activity and represents 5% of net asset value (NAV) as of December 31, 2025. The distribution will be paid on or before April 21, 2026 to shareholders of record as of April 20, 2026.

On March 26, 2026, the Company also paid a previously declared $2.50 per share special return of capital distribution, representing 30% of NAV as of December 31, 2025. Inclusive of this payment and the distribution declared today, OBDC II will have returned 35% of NAV through return of capital distributions, totaling $2.92 per share and reflecting the Company’s ability to return a substantial portion of shareholder capital in a short period of time.

This second return of capital distribution further underscores the Company’s commitment to its previously announced strategy to prioritize quarterly return of capital distributions of 5% or more, and its ability to provide meaningful shareholder liquidity from ordinary-course portfolio repayment activity.

In addition, consistent with the Company’s continued practice of paying regular monthly dividends, the Board declared a regular monthly cash dividend of $0.035 per share for the month of April. This dividend is funded by ongoing earnings generated from the Company’s investment portfolio and represents an annualized dividend yield of 7.4% of NAV1. The dividend will be paid on or before April 20, 2026 to shareholders of record as of April 17, 2026.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Shareholder Letter, dated April 16, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

[1]	Based on NAV as of February 24, 2026, adjusted for the previously announced return of capital distribution of $2.50 per share paid on March 26, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Owl Capital Corporation II

Date: April 16, 2026	By:	/s/ Jonathan Lamm
Jonathan Lamm
Chief Operating Officer and Chief Financial Officer